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                                                                  EXHIBIT 23.2





Consent of Independent Accountants



We consent to the incorporation by reference in this registration statement on Form S-8 (File No. 000-13721) of our report dated July 8, 1998, on our audit of the combined financial statements of Dowdy Minnesota 10, Inc. and MLD Minnesota 10, Inc. (d/b/a Cellular One) as of December 31, 1997 and for the year then ended, which report is included in Form 8-K/A filed on July 15, 1998.


                              /s/ PricewaterhouseCoopers LLP


Minneapolis, Minnesota
December 28, 1998

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